EXHIBIT 32

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Intelli-Check, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

      The Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   August 13, 2004                     /s/ Frank Mandelbaum
                                             --------------------------
                                             Name:    Frank Mandelbaum
                                             Title:   Chief Executive Officer



Dated:   August 13, 2004                     /s/ Edwin Winiarz
                                             --------------------------
                                             Name:    Edwin Winiarz
                                             Title:   Chief Financial Officer

      THE FOREGOING CERTIFICATION IS BEING FURNISHED SOLELY PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE) AND IS NOT BEING FILED AS PART OF THE FORM 10-Q OR AS A SEPARATE DISCLOSURE DOCUMENT.

      A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO INTELLI-CHECK, INC. AND WILL BE RETAINED BY INTELLI-CHECK, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.



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